EXHIBIT 99.1


Cosi, Inc. (Nasdaq: COSI)
First Albany Investment Conference

                  William D. Forrest, Executive Chairman
                  Kevin Armstrong, President & CEO

                                                December 7, 2004


Cosi
Simply Good Taste

Safe Harbor Concerning Forward Looking Statements

Matters discussed in this presentation that relate to events or developments which are expected to occur in the future, including any discussion, expressed or implied, of anticipated growth, new store openings, operating results or earnings constitute forward-looking statements. Forward-looking statements are based on management's beliefs, assumptions and expectations of our future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition we express or imply in any forward-looking statements. Factors that could contribute to these differences include, but are not limited to:
-     the cost of our principal food products;
-     labor shortages or increased labor costs;
-     changes in consumer preferences and demographic trends;
- increasing competition in the fast casual dining segment of the restaurant industry;
-     expansion into new markets;
- our ability to effectively manage our business with a reduced general and administrative staff;
-     our ability to generate increased revenue from our existing restaurants;
-     The rate of our internal growth
- our ability to incorporate a franchising and area development model into our strategy;
- the availability and cost of additional financing both to fund our existing operations and to grow and open new restaurants Our ability to generate positive cash flow from operations
-     fluctuations in our Quarterly results;
-     increased government regulation;
-     supply and delivery shortages or interruptions;
-     market saturation due to new restaurant openings;
-     inadequate protection of our intellectual property;
- adverse weather conditions which impact customer traffic at our restaurants; and
-     adverse economic conditions.

The words "believe," "may," "will," "should," "anticipate," "estimate," "expect," "intend," "objective," "seek," "plan," "strive" or similar words, or the negatives of these words, identify forward-looking statements. We qualify any forward-looking statements entirely by these cautionary factors.

Cosi
Simply Good Taste

Information About EBITDA and Adjusted EBITDA

EBITDA, as included herein, is a non-GAAP financial measure that represents earnings before interest, taxes, depreciation and amortization. EBITDA is included in this release as it is a basis upon which we assess our financial performance. The Company uses EBITDA to evaluate its performance, and it believes that the presentation of this non-GAAP financial measure provides useful information to investors regarding the Company's financial condition and results of operations.

Adjusted EBITDA, also included herein, is a non-GAAP financial measure that represents EBITDA adjusted for stock compensation expense or income. In connection with the Company's repricing of certain options in December 2003, the options now require variable accounting in accordance with APB 25. Variable accounting requires the Company to recognize income or expense at the end of each quarter depending on the movement of the Company's stock price compared to the exercise price of the repriced options. Management is unable to predict whether income or expense would result in any such quarter due to the variable accounting treatment. In either case, the income or expense resulting from the variable accounting treatment would be a non-cash item. The Company also amortizes deferred compensation relating to certain shares of restricted stock and such amortization is a component of the Company's stock compensation charge. The Company uses Adjusted EBITDA because, after the adjustment for stock compensation expense or income, the Company can better evaluate operating trends and results of operations of its core, ongoing business. Accordingly, the Company believes that Adjusted EBITDA provides investors with additional information with respect to its overall operating performance and its ability to make capital expenditures and meet working capital requirements.

When taken together, EBITDA, Adjusted EBITDA and related GAAP financial measures
(i) provide a more comprehensive view of the Company's operations and ability to generate cash flow; (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation and planning decisions and (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing the Company and its results of operations. In addition, management uses EBITDA and Adjusted EBITDA to (i) assist in analyzing the Company's underlying financial performance from period to period; (ii) evaluate the financial performance of its restaurants; (iii) establish criteria for compensation decisions; (iv) analyze and evaluate strategic and operational decisions and (v) understand the Company's ability to generate cash flow and, as a result, to plan for future capital and operational decisions.

EBITDA and Adjusted EBITDA should not be considered in isolation or as alternatives to net income, cash flows from operations, or other consolidated income or cash flow data prepared in accordance with generally accepted accounting principles as measures of our profitability or liquidity. EBITDA and Adjusted EBITDA as defined in this release may differ from similarly titled measures presented by other companies.

Cosi
Simply Good Taste

Cosi - "Simply Good Taste"

Strong founding concept capitalizing on the Premium Convenience trend

> Cosi is the premium convenience restaurant that seamlessly provides authentic, innovative, savory food in a tasteful upscale environment.

> Cosi provides creative food concepts - sandwiches, soups, salads - built around a secret, generations-old recipe for crackly crust flatbread baked in an open hearth.

> Cosi offers a unique setting that changes throughout the day for breakfast, lunch, afternoon coffee, dinner and dessert.

>     90 units open in 14 states & Wash., DC.

>     Average check per transaction: $8.02 - an "affordable luxury".

Cosi
Simply Good Taste

Fast Casual Market Opportunity
15% CAGR, projected to reach $12B by 2008 (Technomic)

> Sandwich & salad chains drive category with 60% of eating incidence in fast casual coming from these chains. (Source: CREST)

> Cosi customers are an attractive demographic with higher disposable incomes and high quality food preferences, who desire faster service.
      -     Adults 18 to 34 without children
      -     Upscale Suburbanites
      -     Metro Elites of all ages

> The Cosi brand is well positioned to meet consumer needs in the fast casual segment and capitalize on the premium convenience trend as evidenced by our high average unit volumes across all restaurant footprints.

> Cosi diners demand a "familiar but better" experience from traditional fast food the way Whole Foods shoppers demand a premium supermarket shopping experience.

Cosi
Simply Good Taste

9 Months September 2004 Financial Highlights

NET RESULTS

>     Net loss: '04 $(12.1 MM), $(0.42) EPS
                '03 $(20.5 MM), $(1.20) EPS

>     Net sales: '04 $82.1 MM
                 '03 $82.1 MM

      - Comp sales growth of 5.2% (3.7% from transaction growth, 1.5% from sales mix)

      -     12th consecutive quarter of positive comp sales growth

>     G&A: '04 $13.2 MM vs. '03 $15.4 MM

>     EBITDA*: '04 $(5.6 MM)

>     Adjusted EBITDA*: '04 $(2.9 MM)

--------------------------------------------------------------------------------
RESTAURANT OPERATING PERFORMANCE

>     Rest. CF: '04 $11.7 MM vs. '03 $7.1 MM

      -     '04 Restaurant Cash Flow +64.8% vs. '03

>     Rest. Margins: '04 14.3% vs. '03 8.6%

>     Total Cost of Sales

      -     COGS: 9 mos.'04 25.2% vs. 9 mos.'03 28.0%

      -     Rest.Op Ex: 9 mos.'04 60.5% vs. 9 mos.'03 63.4%

                        9 mos.'04 85.7% vs. 9 mos.'03 91.4%
--------------------------------------------------------------------------------
                                        ^
                                        |
                                        |

Stringent brand definition and performance accountability discipline are yielding results.

*     See additional information regarding EBITDA and Adjusted EBITDA on slide 2

Cosi
Simply Good Taste

Cosi Performance is a compelling story with strong AUV's, excellent variable margin rates, and even stronger new generation units....


                                       Heritage         Heritage         New
                                    Cosi Downtown         Cosi       Cosi (Avon)
                                    -------------         ----       -----------
--------------------------------------------------------------------------------
AUV                                    $1,222,358     $1,525,912     $1,725,000
Rest. Cash Flow $                        $188,505       $281,273       $491,625
Rest. Cash Flow %                            15.4%          18.4%          28.5%
--------------------------------------------------------------------------------

ROIC                                         23.3%          27.2%          74.9%

Heritage Cosi Downtown: Breakfast and lunch restaurants in urban business districts
Heritage Cosi: Full daypart restaurants in urban and suburban commercial & residential areas
New Cosi: Cosi's new prototype full daypart restaurant in Avon, CT

Note: Future performance at the Avon location, and at future restaurants modeled on the Avon prototype, may not reflect the levels cited above.

Cosi
Simply Good Taste

Q3 2004 Operating Results - Detail & 2005 Guidance
Demonstrates strong improvement and good operating profit levels with additional 2005 progress expected


                                                            Cosi Q3 2004

                                             $                 %   Commentary *                                    2005 Guidance
                                             -                 -   ----------                                      -------------
Sales                              $28,170,048                     Comps +6.9% and will exceed annual guidance  Comps - +4 or 5%
  Trailing 12 Month AUV             $1,268,740

  COGS                              $7,016,619             24.91%  Achieves Guidance of 25%                                   24%

Gross Margin                       $21,153,429             75.09%  2.38pp improvement from 2003

  Hourly Labor                      $5,636,493             20.01%  1.37pp Improvement from 2003
  Manager Labor                     $2,343,546              8.32%
  Manager Bonus                       $189,771              0.67%
  T&B                               $1,339,338              4.75%
Total Labor Expense                 $9,509,148             33.76%  1.72pp Improvement from 2003

Manager Controllables               $1,818,012              6.45%  1.36pp Improvement from 2003
Support Controllables                 $674,203              2.39%  .4pp Improvement from 2003

Controllable Contribution           $9,152,066             32.49%

Fixed Costs                         $4,528,282             16.07%  1.18pp Improvement from 2003

Restaurant Operating Expense       $16,529,645             58.68%  Achieves Guidance of 59%                                58.50%

Restaurant Cash Flow                $4,623,784             16.41%  7.04pp Improvement from 2003                            17.50%

*     Improvement in key areas.

Cosi
Simply Good Taste

Cosi Balance Sheet

> Completion of capitalization events in 2003 and 2004 included a Rights Offering and a PIPE transaction that generated sufficient cash to complete the turnaround.

> Cash and cash equivalents as of September 27, 2004 were $18.5 million. Forecasted end of year cash is $13.0 million.

> Capital has been made available for the Federated trial, the support center relocation, on-going restaurant capital reinvestment, franchise implementation and infrastructure growth.

>     No meaningful debt remains in the balance sheet

> Once we have completed our Q1 2005 Federated expansion evaluation, we will discuss our future capitalization strategy and approach.

Cosi
Simply Good Taste

Cosi, Inc. Management Team
Combines both turnaround and successful growth experience

------------------------------------------------------------------------------------------------------------------------------------
Officer                         Since                   Prior Experience
------------------------------------------------------------------------------------------------------------------------------------
William D. Forrest              4/03            Bill served as a managing director and corporate
Executive Chairman                              restructuring professional at Gleacher Partners and
                                                as interim CEO of Fine Host Corporation, a $330
                                                million publicly traded food service company.
------------------------------------------------------------------------------------------------------------------------------------
Kevin Armstrong                 7/03            Kevin has over 20 years of experience in the restaurant
President & Chief Executive                     industry with executive, operational, and marketing roles
Officer, Director                               at Long John Silver's, Subway, PepsiCo and Burger King.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia Jamison                 7/04            Cynthia has more than 20 years in finance, strategy
Chief Financial Officer                         and operations including Tatum CFO Partners, CFO of Chart House
                                                Enterprises, and senior roles with Allied Domecq
                                                Retailing USA, Kraft General Foods, and Daka Intl.,
                                                then-owner of Chammps Americana and Fuddruckers.
------------------------------------------------------------------------------------------------------------------------------------
Gilbert Melott                  12/01           Gilbert has over 20 years of experience in operations and human
EVP, Operations and People                      resources positions within the restaurant and hospitality industry with previous positions at Bennigan's, TGI Friday's
                                                and the Sheraton Holding Corporation in Boston.
------------------------------------------------------------------------------------------------------------------------------------
Paul Seidman                    9/03            Paul has over 20 years of experience in the food service industry
VP, Food & Beverage                             with previous positions at Bertucci's, Brinker and other
                                                several other prominent restaurant companies. He is
                                                a Culinary Institute graduate.
------------------------------------------------------------------------------------------------------------------------------------

Cosi
Simply Good Taste

Projected 5-Year Restaurant Development Goals*
(excluding Federated partnership units pending completion of trial phase)


----------------------------------------------------------------------------------------------
                                         2005**      2006-2009**    Projected 5-Year Total**
----------------------------------------------------------------------------------------------
Company-owned Units                          11               90                        101
----------------------------------------------------------------------------------------------
Franchised Units                             10              374                        384
----------------------------------------------------------------------------------------------
Total New Restaurant Development             21              464                        485
----------------------------------------------------------------------------------------------

Note: Depending upon decisions regarding further Macy's development, these numbers could increase materially.

*Subject to existing restaurants continuing to meet management's expectations, and management successfully completing capital planning. See Slide 1 for additional information regarding forward-looking statements.

**projections are approximate

Cosi
Simply Good Taste

Three-part Growth Strategy
To be supported in 2005 by G&A infrastructure build-out

1) Avon-generation Company Units will provide strong return on capital to continue developing existing markets and leverage existing cost structures.

2) Avon-generation Franchise Units through area developers to provide rapid growth of Cosi in target markets. Franchising provides solid royalty streams without meaningful organizational capital demands.

3) Ongoing development of Partnerships like Federated to reach high concentrations of target customers in non-traditional locations. We will develop financial arrangements which provide favorable operating costs or capital investments.

> Each approach synergistically generates higher awareness and patronage of Cosi restaurants by our target customers.

> Manage mix of approaches and operating portfolio to ensure revenue and income growth with continually improving ROIC.

--------------------------------------------------------------------------------

> Cosi's Projected 2005 G&A totaling $19.0-20.5 MM is expected to consist of:

      -     $12.0-13.0 MM for SC labor.

      -     $ 3.5- 3.7 MM for co. costs

      -     $ 1.1-1.3 MM for IT

      -     $ 1.2-1.4 MM for marketing

      -     $ 1.1- 1.2 MM for field support.
--------------------------------------------------------------------------------

Cosi
Simply Good Taste

Initiative Updates

> Company Units: commencing site selection for company-owned restaurants to be opened in 2005.

>     Federated Partnership: 6 new restaurants opened.

      -     Initial reaction positive by guests and Federated.

      - Complete opening 3 more units in 2004 and add 2 more in early 2005, completing the trial phase.

      - Capital spending has been in line with our estimates of $500k an outlet.

      - Federated has provided a proposed list of 26 additional sites for 2005.

>     Franchisees: Cosi has reached agreement with two.

      - These franchisees will open their first units in the first half of 2005 and plan to open a total of 10 units between them.

      - The franchisees have agreements in the northeast and central regions.

>     Growth Infrastructure build-out.

      - G&A allocation of $19.0-20.5MM in 2005 will fund infrastructure to facilitate three-part growth strategy while supporting existing business.

      - HQ relocation to Deerfield, IL involves significant staff changes implemented with strengthening of the Support Center staff.

      - State-of-the-art Test Kitchen will enable Cosi to develop new menu items as customer tastes evolve.

>     Next Investor Presentation

      -     SG Cowen Conference: January 11


Cosi
Simply Good Taste

Cosi Guidance Summary 2005

>     Comp sales:+ 4 - 5%

>     Restaurant cash flow- 17.5%

>     G&A spending - $19.0 - $20.5 MM

>     New Restaurant development:

      -     Company "traditional" restaurants - 11

      -     Franchise restaurants - 10

>     Generate cash from operations

>     Capital spending:

      -     $7.2 MM New Company restaurants

      -     $1.4 MM Remodel/Maintenance

      -     $0.9 MM IT/Infrastructure

>     2005 EPS -- $(.14) - (.18)

Cosi
Simply Good Taste

Cosi Summary

>     Consumer trends suggest great demand

>     Concept is robust:

      -     High average volumes

      -     Improved restaurant economics

      -     High performance prototype

      -     Compelling unit returns

>     Three part growth strategy:

      -     Company stores - to 101 in five years

      -     Franchise stores - to 384 in five years

      - Partnership initiatives- Have implemented with Federated; will update in January

      -     Investing in infrastructure to support growth

> Strong vision- National premium convenience brand with 1400 - 1900 restaurants

>     Strong management to execute strategy

Cosi
Simply Good Taste